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                                                                   EXHIBIT 10.19

                                    AGREEMENT


         THIS AGREEMENT is made as of October 9, 2000 by and between Lance, Inc., a North Carolina corporation (the "Company") and Frank I. Lewis (the "Employee").

                              STATEMENT OF PURPOSE

         The Employee has agreed to become an employee of the Company and, in connection with his employment, the Company has agreed to make certain payments to the Employee to compensate him for certain benefits that will be forfeited by the Employee upon termination of his current employment.

         NOW, THEREFORE, in consideration of the Statement of Purpose and the covenants and agreements contained herein, the Company and the Employee do hereby agree as follows:

         1. EMPLOYMENT. The Company agrees to employ the Employee effective October 23, 2000 and the Employee agrees to accept employment with the Company on such date. Provided, however, that nothing contained in this Agreement shall obligate the Company to continue the employment of the Employee and the Employee shall be an employee at will.

         2. PAYMENTS. During the week ending November 25, 2000, the Company shall pay the Employee $110,000 and during the week ending February 3, 2001, the Company shall pay the Employee $120,000. The Company shall withhold from the amounts payable under this Agreement, all federal, state, city or other taxes legally required to be withheld.

         3. MISCELLANEOUS. This Agreement shall be interpreted and construed under the laws of the State of North Carolina and shall be binding upon the parties hereto and their respective heirs, administrators, successors and assigns.

         IN WITNESS WHEREOF, Lance, Inc. has caused this Agreement to be signed by its duly authorized officer and the Employee has hereunder set his hand and seal, all as of the day and year first above written.


                                      LANCE, INC.


                                      By  s/ Paul A. Stroup, III
                                          --------------------------------------
                                          President


                                      s/ Frank I. Lewis                   [SEAL]
                                      -----------------------------------
                                      Frank I. Lewis